Exhibit 99.1

PIPER JAFFRAY COMPANIES December 2015

2 CAUTION REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the future prospects of the Company, the growth of our investment banking business, anticipated financial results generally (including expectations regarding our noncompensation expenses, compensation and benefits expense, compensation ratio, revenue levels, operating margins, and return on equity), our strategic priorities (including growth in public finance, asset management, and corporate advisory), and the expected benefits of our expansion into the financial institutions and energy sectors within investment banking. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: (1) the acquisition of Simmons & Company International (“Simmons”) is subject to regulatory approval and other closing conditions and may not close on the expected timing or at all; (2) the costs or difficulties relating to the combination of Simmons and our Company may be greater than expected and may adversely affect our results of operations and financial condition; (3) the expected benefits of the acquisition of Simmons and our expansion into the financial institutions sector, including revenue growth and realizable synergies for our investment banking business, may take longer than anticipated to achieve and may not be achieved in their entirety or at all, and will in part depend on the ability of the Company to retain and hire key personnel and maintain relationships with its clients; (4) developments in market and economic conditions have in the past adversely affected, and may in the future adversely affect, the business and profitability of the Company generally and of its investment banking business specifically; (5) the acquisition of Simmons will expose the Company to the energy sector which is currently experiencing an economic downturn; (6) other factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, and updated in our subsequent reports filed with the SEC. These reports are available at www.piperjaffray.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

3 TABLE OF CONTENTS Section I Company Overview Section II Investment Banking and Equities Section III Public Finance and Fixed Income Section IV Asset Management Section V Financial Information Reconciliation

LEADING INVESTMENT BANK & ASSET MANAGEMENT FIRM Reputation for client-first approach and straightforward advice Deep expertise and market leadership in focused industry sectors Strategic advisory relationships and expert execution 120-year track record of delivering results Investment Banking and Equities Asset Management Investment Banking Capital Markets M&A Advisory Institutional Sales and Trading Equity Research Merchant Banking Domestic and International Equity Master Limited Partnerships Public Finance and Fixed Income Public Finance Municipal Underwriting, Sales and Trading Taxable Institutional Sales and Trading Fixed Income Analytics Strategic Trading/Alternative Funds 4

INVESTOR VALUE PROPOSITION 5 Consistent growth in annual earnings Return on Equity (ROE) on a path to exceed our cost of capital Increased mix of higher margin activities Business diversification to produce strong results across various market conditions Returning capital to our shareholders Solid track record of executing on growth initiatives Multiple recent investments to drive near term growth

STRATEGIC FRAMEWORK 6 In 2011, in the wake of the second wave of the financial crisis, we implemented a strategic framework to transform the value proposition for our investors Improve Operating Performance to Increase Earnings & ROE Increase Valuation and Share Price Invest in Growth Opportunities Deliver on Investor Value Proposition

TRANSFORMATION PROGRESS



$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Adjusted Diluted EPS(1)
ROE
ROTE
5.1%
4.6%
$1.87
5.1%
3.4%
$1.68
3.5%
2.3%
$1.71
8.7%
5.7%
$2.98
9.3%
6.2%
$3.56
11.8%
8.1%
$4.42
9.0%
6.3%
$3.71
Target ROE > 11%
• Simmons +$100MM
• FIG Build Out +$50MM
• GKST +$20MM
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2009
2010
2011
2012
2013
2014
LTM...
2017-2018

Avg Revenue $450MM

Avg Revenue $500MM

Revenue $630MM

Revenue $616MM

Target Revenue $750-$800mm

- Target ROE > Cost of Capital
- Consistent EPS growth

Execute

- Expand
- Remix
- Incr. Opr.leverage

Re-Invest

- Execution
- Increase Opr. leverage

Harvest

- Reduce Intl Footprint
- Remix (Hires + Acq)
  - Advisory - EV//Public Fin - SNW

Build

- Reduce Op Exp
- Increase Comp discipline
- Initial remix to higher margin (ARI Acq)

Foundational

7

[1] See Slide 28, 29 & 30 for a reconciliation of non-GAAP financial measures

GUIDES FOR THE JOURNEY.® | PiperJaffray.

BUSINESS MIX EVOLUTION

Advisory and Asset Management firms attract a higher earnings' multiple than brokerage businesses throughout a cycle

Lower Quality	10X		15X			20X	Higher Quality
Business Focus	Institutional Brokerage	Equity UW	Public Finance	Retail B/D	Advisory	Asset Mgt	
Earnings' Characteristics	• Low growth • Low margins • High fixed costs • Capital intensive	• Volatile • Cyclical • High fixed costs • Requires Capital	• Less volatility • Fee-like • Higher margin • Requires capital	• Low Volatility • Fee-based • Visibility high • Attractive margins • Requires Capital	• Some volatility • Relative visibility • Variable cost Model - Margin stability • Capital lite	• Fee-based • Cyclical • High visibility • Attractive margins • Capital lite	

- **Strong execution on our strategic objectives of top line growth & remixing to higher quality earnings**
- **Designed to grow earnings and attract a higher multiple**
- **Since 2009, we have grown revenues by 50%, while tripling the contribution from Advisory & Asset Mgt**
- **With Simmons revenue, we would have been 60% > than 2009, with over 40% of revenue from Advisory & Asset Mgt**

PJC
Shift in Business Mix

	Adjusted Net [1] Revenue (millions)	Brokerage	Capital Raising	Advisory & Asset Mgt
2009	$441	53%	34%	12%
2015 Q3 LTM	$616	27%	34%	37%
2015 Q3 LTM w/Simmons	$705	27%	31%	41%

[1] See Slide 29 for a reconciliation of non-GAAP financial measures

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GUIDES FOR THE JOURNEY® | PiperJaffray

ENHANCING SHAREHOLDER VALUE Demonstrated strength in execution Grew revenues Maintained operating discipline Remixed the business Increased EPS and ROE Recent strategic initiatives to drive future growth Simmons & Co acquisition Expansion into FIG sector through organic hiring and the River Branch acquisition Increase operating leverage in Fixed Income from the BMO GKST acquisition 1 See Slide 29 & 30 for a reconciliation of non-GAAP financial measures 2 LTM mix with Simmons Valuation disconnect: Improved level and quality of earnings points to a compelling valuation and entry point Average PE multiple 21.2x 17.2x 13.4x 9.4x (2) (1) 9

OPERATING LEVERAGE = IMPROVED EARNINGS 1 See Slide 29 & 30 for a reconciliation of non-GAAP financial measures 2 Non Comp ratio excludes $9.8MM legal settlement charge incurred in Q3 of 2015 Adjusted Revenue Trend Adjusted Non Comp Ratio Disciplined Growth In Headcount Revenue growth drivers Improved productivity Internal development Measured hiring Acquisitions Non Comp Ratio improvement Operating discipline Extracting costs through consolidating transactions Increased revenues over the fixed operating base Corporate Support advantage Increasing ratio of business line to corporate support contributes to operating margin Corporate support group is a competitive edge – adept at extracting cost synergies (1) (1) & (2) 10

SECTION II Investment Banking and Equities

INVESTMENT BANKING AND EQUITIES

Leading Middle-Market Investment Bank

- Team of 434 investment banking, and sales, trading and research professionals
- Differentiated industry sector expertise
- Broad range of equity and equity-linked financing solutions
- Substantial merger and acquisition advisory practice with cross-border capabilities to source international opportunities

Investment Banking Revenues


$350
$300
$250
$200
$150
$100
$50
$0
$ mil
2007
2008
2009
2010
2011
2012
2013
2014
LTM Q3 2015

Sector Expertise

Healthcare
- BioPharmaceuticals
- Health care services
- Information-driven health care
- Medical technology

Consumer
- Apparel, footwear & softline retail
- Consumer products
- Food & beverage
- Restaurants
- Specialty & hardlines retail
- Healthy active & sustainable living

Industrial Growth
- Building products
- Capital goods
- Distribution
- Industrial services
- Industrial technology
- Infrastructure
- Packaging
- Transportation and logistics

Technology, Media & Telecommunications
- Advertising and marketing
- Broadcasting
- Computer hardware and semiconductors
- Entertainment
- Internet & digital media
- Internet infrastructure
- Publishing
- Software
- Storage

Clean Technology & Renewables
- Energy efficiency
- Feedstock technologies
- Lighting
- Renewable conversion technologies
- Renewable power
- Smart grid
- Solar
- Storage

Financial Institutions
- Depositories
- Specialty Finance
- Broker Dealers
- Asset Managers

Business Services
- Customer care & BPO
- Education & learning services
- Human resources services
- Facilities services
- Marketing & information services
- Professional & IT services

12

GUIDES FOR THE JOURNEY.® | PiperJaffray.

13 INVESTMENTS DRIVING IB GROWTH Over the past two years, significant investment in the investment banking platform has driven meaningful growth – outpacing both our core and bulge bracket competitors Core Comparable Group Bulge 2013 – 2014 Investment banking revenue growth(1) Q1 2016 Acquisition of Simmons & Company International July 2013 Acquisition of Edgeview Partners December 2013 Healthy, Active & Sustainable Living Group from PCG February 2015 Expansion of Debt Capital Markets team June 2015 Expansion of FIG Equities and Banking teams and acquisition of River Branch 2013 2014 2015 2016 2014 Named Merger and Acquisitions “Investment Bank of the Year” (1) Source: SEC Filings; fiscal year 2013 vs. fiscal year 2014 investment banking revenue. 49% 28% 26% 26% 24% 23% 19% 17% 13% 8% 3% - 1% -10% 0% 10% 20% 30% 40% 50% 60% OPY SF MC LAZ EVR RJF JEF MS GS JPM BAML

$300MM IB Business With HC Leadership + $100MM Leadership in Energy + $50MM Top 3 FIG MM IB +$ 50MM DCM Biotech M&A Industrials and Services Expansion HC IT and Services Revenue Synergies – Simmons TMT Market Share Gain $500 MM IB Diversified Practice MM Leadership 14 TRAJECTORY TO A $500 MILLION INVESTMENT BANKING BUSINESS Internal MD Development BioTech Expansion Edgeview Acquisition PCG Acquisition Selective Hiring We are on a clear path to generating $500 million in annual revenue as we continue to execute on several current initiatives

FOUNDATION BUILT ON MARKET LEADERSHIP

Growth Sector IPOs and Follow-ons Since 2010



PiperJaffray 262
Jefferies 259
Cowen & Co 244
Stifel Nicolaus & Co 241
Canaccord Genuity 213
William Blair & Co 208
JPMorgan 188
Needham & Co Inc 183
JMP Securities LLC 178
Oppenheimer & Co 178
Leerink Swann & Co 175
Credit Suisse 174
BofA Merrill Lynch 158
Deutsche Bank 154
Roth Capital Partners 132

Strong lead managed resume with over 70% of deals book

Source: Dealogic & Piper Jaffray ECM
Data is from 1/1/2010 to 9/30/2015
Includes IPOs and FOs with deal values >$10MM and market caps <$1B
Growth sectors include: Business Services, Clean Technology, Consumer, Health Care, and TMT

M&A Market Position

YTD 2015 US M&A (Focus < $500mm) By Value			
Rank	Firm	Value ($MM)	No. of Deals
1	Piper Jaffray Cos	$6,485	50
2	Jefferies LLC	$5,830	54
3	Morgan Stanley	$5,454	52
4	JP Morgan	$4,944	39
5	Goldman Sachs & Co	$4,529	50
6	Deutsche Bank	$4,488	40
7	Citi	$3,655	27
8	Lazard	$3,622	41
9	Sandler O'Neill Partners	$3,492	49
10	Bank of America Merrill Lynch	$3,337	33
11	RBC Capital Markets	$3,334	29
12	Moelis & Co	$3,310	45
13	Stifel/KBW	$3,279	57
14	Barclays	$3,179	26
15	Credit Suisse	$2,760	30
16	Wells Fargo & Co	$2,718	19
17	Houlihan Lokey	$2,312	88
18	Raymond James Financial Inc	$2,004	48
19	Qatalyst Partners	$1,830	4
20	William Blair & Co	$1,779	47
21	Evercore Partners	$1,774	30
22	PNC Financial Services Group	$1,640	37
23	Robert W Baird & Co Inc	$1,578	24
24	Centerview Partners LLC	$1,219	11
25	Guggenheim Securities LLC	$1,178	11

Data from 1/1/2015 through 9/30/2015. Source: Thomson Reuters and PJC estimates.
Excludes equity carveouts, withdrawn deals, and open market repurchases
Focus Sectors include all sectors but energy, FIG, and real estate

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GUIDES FOR THE JOURNEY.® | PiperJaffray.

16 EXECUTING ON ADVISORY GROWTH Multi year focus on M&A is starting to pay dividends with record revenues in 2014 Recent investments have broadened and strengthened our footprint M&A “flywheel” is creating a virtuous cycle: increased idea generation for PE firms more mandates increased volume of idea generation More than doubled the business compared to prior cyclical peak in 2007 Significant driver of IB growth 46% of banking revenues in 2014 160+ completed M&A transactions in the last 3 years Strategic Buyer 58% +117% Growth M&A and Corporate Advisory Revenues Representative Private Equity Sellers Representative Private Equity Buyers Representative Strategic Buyers

EXPANDED RESEARCH PRODUCT 17 After FIG & Energy (Simmons) Expansion 842 Stocks Under Coverage 52 Senior Analysts Before FIG & Energy (Simmons) Expansion 34 Senior Analysts 594 Stocks Under Coverage Expansion into FIG & Energy increases Research product by 40+% PJC sector coverage will include most major sectors within the S&P 500 Expect revenue growth from new research product and new accounts

SECTION III Public Finance and Fixed Income

LONG TERM PUBLIC FINANCE LEADERSHIP Leading Middle-Market Tax Exempt Underwriter Team of 294 public finance and distribution professionals Success built on local market relationships and knowledge benefitted by the strength of substantial scale and expertise Robust distribution capabilities Industry sectors expertise in education, transportation and real estate Broader product set to meet client’s needs Considered a destination of choice for industry professionals seeking a stable home and broader resources for their clients 19 Sector Expertise Public Finance Revenues Source: Thomson Financial sole/senior negotiated and private placement transactions from October 1, 2014 – September 30, 2015 National Long-Term Negotiated Municipal Issues Government Local Municipalities School Districts State and State Agencies Infrastructure for Development Healthcare Non-Profit Health Care Providers Senior Living Assisted & Independent Living Retirement Communities (CCRC’s) Hospitality Hotels and Convention Centers Housing Single & Multi-Family Housing Transportation Toll Roads & Surface Transportation Airports National Long-Term Negotiated Municipal Issues Rank Firm No. 1 Stifel Nicolaus & Co Inc 803 2 RBC Capital Markets 683 3 Piper Jaffray & Co 643 4 Raymond James 482 5 Citi 367 6 D A Davidson & Co 364 7 Bank of America Merrill Lync 338 8 Robert W Baird & Co Inc 326 9 J P Morgan Securities LLC 302 10 Morgan Stanley 276

20 Current Footprint 2007 Footprint Market share based on par value of long-term senior negotiated issuance CONSISTENTLY IMPROVING A STRONG FRANCHISE Periods of market instability create industry consolidation opportunities We represent an attractive destination for professionals or firms and their clients We have taken advantage of these opportunities to expand our footprint, strengthen areas of industry expertise and add product capabilities 2007 2010 2014 2015 Number of Offices 18 23 36 38 Number of States 15 18 27 26 Number of Professionals 93 100 125 137 Negotiated Market Share 1.4% 1.8% 3.2% 4.0%

21 DIVERSIFIED FIXED INCOME TRADING BUSINESS Scaled, multiproduct middle market business primarily focused on investment grade products Unique expertise in municipal bond markets Broad distribution capabilities to support public finance Supplemental services to support trading Strong capital base to pursue investment opportunities Municipal Trading and Underwriting High Grade Trading High Yield Trading Bank Qualified Variable Rate Remarketing Competitive Underwriting Loan Underwriting and Placement Taxable Middle Markets Agency and Government MBS Corporates Taxable Short Term Taxable Institutional Preferreds Convertibles Sales and Trading Expertise Analytics: Portfolio reviews Balance sheet analysis Strategy Publications Weekly, monthly, primers Client Interactions Conferences, calls, onsite visits Client Solutions Customized strategy, analytics and technological products Analytics CLIENT VALUE PROPOSITION

22 FIXED INCOME CAPITAL MANAGEMENT Overall goals reduce inventories, lower risk and improve ROC Increasing turnover and reducing aging to lower inventories Reducing VAR while maintaining revenue as we lower the risk profile of the business GKST acquisition represents a strategic step in achieving our overall goal Evolving our value proposition from a capital provider to product expertise and analytical services Expands our salesforce by 50% to increase inventory turnover Expanded analytics product broadens our client base, improves client targeting and expands our client relationships Fixed Income Brokerage Revenue and VAR (In $MM) 1 Average Revenue of $86MM since 2010 Average MM Sales Reps 1 See Slide 29 for a reconciliation of non-GAAP financial measures

SECTION IV Asset Management

24 ASSET MANAGEMENT High Quality, Multi-Product Asset Manager $9.4 billion in AUM Diverse set of investment strategies Multi-channel distribution Significant contributor to financial results Stable source of earnings Segment % of Total Adjusted Earnings Contribution- Continuing Operations 1 Segment Adjusted Revenue and Adjusted Operating Margin - Continuing operations1 1 See Slide 29, 30 and 31 for a reconciliation of non-GAAP financial measures

25 ASSET MANAGEMENT - BUSINESS EVOLUTION Keys to growing asset management Competitive investment performance Effective distribution Capital flowing into our product areas Business Circa 2009 Two separate RIA’s with their own infrastructure Two major core product areas with US Value comprising 80% of AUM Distribution primarily institutional and through sub-advisory to closed end funds Business 2015 Single RIA supporting multiple investment teams with capacity to add teams Four core product areas: US Value, MLPs, International Value and Alternatives Expanded distribution to include retail, international and a broader sub-advisor effort Scaled retail penetration with several mutual fund 2009 AUM Mix Q3 2015 AUM Mix Our broader set of investment strategies, supported by expanded retail capabilities, contributed to stability in the business as capital flowed out of US equities and into yield and international markets

ASSET MANAGEMENT GROWTH MODEL 26 Positioned for Growth Competitive Product Mix First Class Infrastructure Capacity to Integrate Additional Strategies Domestic Equity Capacity Constrained International & Global Equity Attractive Asset Class MLP Yield Products Alternatives Specialized Focus Areas Core Infrastructure Legal/Compliance Client Servicing Marketing Human Capital Sales/Distribution Operations Trading IT Branding Future Investment Team Future Investment Team Model Attributes Enables portfolio managers to focus on their investment strategies to drive better performance Facilitates on-boarding and marketing of new strategies Creates operating leverage from core infrastructure as a shared service

SECTION V Financial Information Reconciliation

ROE RECONCILIATION FOR NON-GAAP MEASURES

The following table sets forth a reconciliation of net income from operations and return on shareholders' equity excluding the impact of the noted item in the relevant year.

	LTM September 30,	For the year ended December 31,					
	2015	2014	2013	2012	2011	2010	2009
Average common shareholders' equity	$ 811,643	$ 783,425	$ 728,187	$ 721,131	$ 834,594	$ 813,449	$ 771,051
Deduct: goodwill attributable to PJC Inc. acquisition by USB	-	-	-	-	105,522	105,522	105,522
Adjusted common shareholders' equity, excluding the impact of the noted item in the relevant periods	$ 811,643	$ 783,425	$ 728,187	$ 721,131	$ 729,072	$ 707,927	$ 665,529
Deduct: Remaining average goodwill and intangible assets	241,545	246,598	244,770	249,398	263,303	228,126	68,549
Adjusted tangible common shareholders' equity	$ 570,098	$ 536,827	$ 483,417	$ 471,733	$ 465,769	$ 479,801	$ 596,980
Return on tangible common shareholders' equity	9.0%	11.8%	9.3%	8.7%	3.5%	5.1%	5.1%
Return on common shareholders' equity	6.3%	8.1%	6.2%	5.7%	2.3%	3.4%	4.6%

	LTM September 30,	For the year ended December 31,					
	2015	2014	2013	2012	2011	2010	2009
Net Income/(loss) applicable to Piper Jaffray Companies	$ 51,345	$ 63,172	$ 45,090	$ 41,268	$ (102,020)	$ 24,362	$ 30,369
Add: Goodwill impairment, net of income tax	-	-	-	-	118,448 (1)	-	-
Net income applicable to Piper Jaffray Companies, excluding the	$ 51,345	$ 63,172	$ 45,090	$ 41,268	$ 16,428	$ 24,362	$ 30,369

(1) For the year ended December 31, 2011, Piper Jaffray Companies recorded a $118.4 million after-tax charge for goodwill impairment. Management believes that excluding the impact of this item increases the comparability of period-to-period results and allows for a more meaningful representation of results.

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GUIDES FOR THE JOURNEY® PiperJaffray.

FINANCIAL TREND RECONCILIATION FOR NON-GAAP MEASURES

(Amounts in thousands, except per share data)	LTM September 30, 2015	For the year ended December 31, 2014	2013	2012	2011	2010	2009
Net revenues:							
Net revenues – U.S. GAAP basis	$ 626,102	$ 648,138	$ 525,195	$ 488,952	$ 432,083	$ 479,934	$ 440,916
Adjustments:							
Revenue related to noncontrolling interests	(9,696)	(15,699)	(8,794)	(4,174)	(1,785)	433	174
Adjusted net revenues	$ 616,406	$ 632,439	$ 516,401	$ 484,778	$ 430,298	$ 480,367	$ 441,090
Compensation and benefits:							
Compensation and benefits – U.S. GAAP basis	$ 389,308	$ 394,510	$ 322,464	$ 296,882	$ 265,015	$ 280,047	$ 257,842
Adjustments:							
Compensation from acquisition-related agreements	(4,058)	(5,229)	(2,904)	(1,284)	(1,284)	(1,071)	—
Adjusted compensation and benefits	$ 385,250	$ 389,281	$ 319,560	$ 295,598	$ 263,731	$ 278,976	$ 257,842
Non-compensation expenses:							
Non-compensation expenses – U.S. GAAP basis	$ 151,366	$ 143,317	$ 127,118	$ 123,059	$ 247,257	$ 146,070	$ 122,985
Adjustments:							
Non-compensation expenses related to noncontrolling interests	(3,732)	(4,546)	(3,400)	(1,708)	(322)	—	—
Restructuring and integration costs	(1,496)	—	(4,689)	(3,642)	—	(10,699)	(3,541)
Goodwill impairment charge related to acquisitions	—	—	—	—	(120,298)	—	—
Amortization of intangible assets related to acquisitions	(7,637)	(9,272)	(7,993)	(6,944)	(7,256)	(6,474)	(1,329)
Adjusted non-compensation expenses	$ 138,501	$ 129,499	$ 111,036	$ 110,765	$ 119,381	$ 128,897	$ 118,115
Income from continuing operations before income tax expense:							
Income from continuing operations before income tax expense – U.S. GAAP	$ 85,428	$ 110,311	$ 75,613	$ 69,011	$ (80,189)	$ 53,817	$ 60,089
Adjustments:							
Revenue related to noncontrolling interests	(9,696)	(15,699)	(8,794)	(4,174)	(1,785)	433	174
Expenses related to noncontrolling interests	3,732	4,546	3,400	1,708	322	—	—
Compensation from acquisition-related agreements	4,058	5,229	2,904	1,284	1,284	1,071	—
Restructuring and integration costs	1,496	—	4,689	3,642	—	10,699	3,541
Goodwill impairment charge related to acquisitions	—	—	—	—	120,298	—	—
Amortization of intangible assets related to acquisitions	7,637	9,272	7,993	6,944	7,256	6,474	1,329
Adjusted income from continuing operations before adjusted income tax	$ 92,655	$ 113,659	$ 85,805	$ 78,415	$ 47,186	$ 72,494	$ 65,133
Income tax expense:							
Income tax expense – U.S. GAAP basis	$ 28,119	$ 35,986	$ 20,390	$ 19,470	$ 9,120	$ 32,163	$ 26,706
Tax effect of adjustments:							
Compensation from acquisition-related agreements	1,579	2,034	1,130	500	500	417	—
Restructuring and integration costs	582	—	1,824	1,417	—	4,162	1,377
Goodwill impairment charge related to acquisitions	—	—	—	—	1,850	—	—
Amortization of intangible assets related to acquisitions	2,972	3,525	2,914	2,700	2,824	2,518	517
Adjusted income tax expense	$ 33,252	$ 41,545	$ 26,258	$ 24,087	$ 14,294	$ 39,260	$ 28,600

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GUIDES FOR THE JOURNEY® | PiperJaffray

30 FINANCIAL TREND RECONCILIATION FOR NON-GAAP MEASURES (Contd.) LTM September 30, For the year ended December 31, (Amounts in thousands, except per share data) 2015 2014 2013 2012 2011 2010 2009 Net income from continuing operations applicable to Piper Jaffray Companies: Net income from continuing operations applicable to Piper Jaffray Companies – U.S. GAAP basis $ 51,345 $ 63,172 $ 49,829 $ 47,075 $ (90,772) $ 22,086 $ 33,556 Adjustments: Compensation from acquisition-related agreements 2,479 3,195 1,774 784 784 654 — Restructuring and integration costs 914 — 2,865 2,225 — 6,537 2,164 Goodwill impairment charge related to acquisitions — — — — 118,448 — — Amortization of intangible assets related to acquisitions 4,665 5,747 5,079 4,244 4,432 3,956 812 Adjusted net income from continuing operations $ 59,403 $ 72,114 $ 59,547 $ 54,328 $ 32,892 $ 33,233 $ 36,532 Net income from continuing operations applicable to Piper Jaffray Companies' common shareholders (1): Net income from continuing operations applicable to Piper Jaffray Companies' common stockholders – U.S. GAAP basis $ 47,657 $ 58,141 $ 44,863 $ 40,307 $ (90,772) $ 17,161 $ 27,500 Adjustments: Compensation from acquisition-related agreements 2,302 2,941 1,596 671 640 508 — Restructuring and integration costs 842 — 2,579 1,905 — 5,079 1,773 Goodwill impairment charge related to acquisitions — — — — 96,694 — — Amortization of intangible assets related to acquisitions 4,327 5,289 4,573 3,634 3,618 3,073 665 Adjusted net income from continuing operations applicable to Piper Jaffray Companies' common stockholders $ 55,128 $ 66,371 $ 53,611 $ 46,517 $ 26,851 (2) $ 25,821 $ 29,938 Earnings per diluted common share from continuing operations: U.S. GAAP basis $ 3.20 $ 3.87 $ 2.98 $ 2.58 $ (5.79) $ 1.12 $ 1.72 Adjustments: Compensation from acquisition-related agreements 0.15 0.20 0.11 0.04 0.04 0.03 — Restructuring and integration costs 0.06 — 0.17 0.12 — 0.33 0.11 Goodwill impairment charge related to acquisitions — — — — 6.16 — — Amortization of intangible assets related to acquisitions 0.29 0.35 0.30 0.23 0.23 0.20 0.04 Non-U.S. GAAP basis, as adjusted $ 3.71 $ 4.42 $ 3.56 $ 2.98 $ 1.71 (3) $ 1.68 $ 1.87 This presentation includes non-GAAP measures. The non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. (1) Net income from continuing operations applicable to Piper Jaffray Companies' common shareholders represents net income after the allocation of earnings to participating securities. Losses are not allocated to participating securities. Participating securities include all of Piper Jaffray Companies' unvested restricted shares. (2) The reconciliation of net income from continuing operations applicable to Piper Jaffray Companies' common shareholders between U.S. GAAP and non-U.S. GAAP in 2011 does not foot as the net loss on a U.S. GAAP basis was not allocated to participating securities. The adjustments and adjusted net income from continuing operations applicable to Piper Jaffray Companies common shareholders (non-U.S. GAAP) include an allocation to participating securities. (3) The reconciliation of earnings per diluted common share from continuing operations between U.S. GAAP and non-U.S. GAAP in 2011 does not foot. On a U.S. GAAP basis, earnings per diluted common share was calculated using the basic weighted average number of common shares outstanding as a loss was incurred in the period . Earnings per diluted common share on a non-GAAP basis was calculated using the diluted weighted average number of common shares outstanding as income was generated.

31 RECONCILIATION FOR ASSET MANGEMENT SEGMENT Asset management segment adjusted revenue and adjusted margin LTM Q3 2015 2014 2013 2012 2011 2010 2009 Adjusted AM revenue $ 68,290 $ 80,347 $ 81,948 $ 64,754 $ 62,992 $ 56,325 $ 5,350 Investment income/(loss) (5,870) 683 2,794 733 (72) 377 233 Revenue excluding inv income/(loss) $ 74,160 $ 79,664 $ 79,154 $ 64,021 $ 63,064 $ 55,948 $ 5,117 Segment pre-tax operating income $ 17,409 $ 28,765 $ 33,509 $ 24,799 $ 23,594 $ 14,689 $ (2,694) Investment income/(loss) (5,870) 683 2,794 733 (72) 377 233 Oper income excluding inv income/(loss) $ 23,279 $ 28,082 $ 30,715 $ 24,066 $ 23,666 $ 14,312 $ (2,927) Segment pre-tax operating margin 25.5% 35.8% 40.9% 38.3% 37.5% 26.1% N/M Margin excluding inv income/(loss) 31.4% 35.3% 38.8% 37.6% 37.5% 25.6% N/M